SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            FIDELITY FEDERAL BANCORP
                            ------------------------
                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

1) Title of each class of securities to which transaction applies:
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   Not applicable
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   Not applicable
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   Not applicable
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5) Total fee paid:
   Not applicable
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[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
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    was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:  Not applicable
                                -----------------------------------------------

    2) Form Schedule or Registration Statement No.:  Not applicable
                                                     --------------------------

    3) Filing Party:  Not applicable
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    4) Date Filed:  Not applicable
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

                     [FIDELITY FEDERAL BANCORP LETTERHEAD]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            to be held April 24, 2003

         Notice is hereby given that the Annual Meeting of Shareholders of Fidelity Federal Bancorp will be held on April 24, 2003, at 9:00 o'clock a.m., local time, at the Sheraton Keystone Crossing, 8787 Keystone Crossing, Indianapolis, Indiana.

         The purposes of the meeting are:

         (1) Election of Directors: To elect eight directors to the Board of Directors to serve for the ensuing term of one year until their successors are duly elected and qualified;

         (2) Ratification of Public Accountants: To ratify the selection of BKD LLP, Certified Public Accountants, as independent public accountants of Fidelity for the year ending December 31, 2003; and

         (3) Other Business: To transact such other business as may properly come before the meeting or any adjournment thereof.

         Other than with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other matters which may properly come before the meeting. The Board of Directors of Fidelity has fixed the close of business on February 14, 2003, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of the Annual Meeting.

                                           By Order of the Board of Directors

                                           JACK CUNNINGHAM
                                           Chairman of the Board of Directors

March 24, 2003

                   Important--Please mail your proxy promptly.

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You are invited to attend the Annual Meeting. It is important that your shares be represented, regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
--------------------------------------------------------------------------------

               The date of this Proxy Statement is March 24, 2003.

                                TABLE OF CONTENTS

                                                                          Page

INTRODUCTORY STATEMENT......................................................1

Proposals Presented.........................................................1
Voting Rights...............................................................1
Beneficial Ownership........................................................2
Proxies.....................................................................3
Solicitation of Proxies.....................................................3

ELECTION OF DIRECTORS.......................................................3

INFORMATION CONCERNING NOMINEES, DIRECTORS AND
EXECUTIVE OFFICERS..........................................................3

Certain Transactions and Other Matters Between Management and Fidelity......5
Board Meetings..............................................................5
Board Committees............................................................5

EXECUTIVE COMPENSATION AND OTHER INFORMATION................................6

Five Year Total Shareholder Return..........................................6
Compensation Committee Report...............................................6
Compensation Committee Insider Participation................................7
Summary Compensation Table..................................................8
1993 Directors' Stock Option Plan...........................................8
1995 Key Employees' Stock Option Plan.......................................8
Options Grants in Last Fiscal Year..........................................9
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end..........9
Other Employee Benefit Plans...............................................10
Annual Benefit of Normal Retirement Years of Service.......................11
Compensation of Directors..................................................11
Employment Contracts.......................................................12
Equity Compensation Plan Information.......................................12
Security Ownership of Management...........................................13
Section 16(a) Beneficial Ownership Reporting Compliance....................14

RATIFICATION OF INDEPENDENT AUDITORS OF FIDELITY...........................14

REPORT OF THE AUDIT COMMITTEE..............................................14

AUDIT FEES.................................................................15

SHAREHOLDERS PROPOSALS.....................................................15

ADDITIONAL INFORMATION.....................................................15

OTHER MATTERS..............................................................15

                     [FIDELITY FEDERAL BANCORP LETTERHEAD]

                                 PROXY STATEMENT
                                     for the
                         Annual Meeting of Shareholders
                          to be held on April 24, 2003

                             INTRODUCTORY STATEMENT

         This Proxy Statement is being furnished to the shareholders of Fidelity Federal Bancorp ("Fidelity") in connection with the solicitation of proxies by the Board of Directors of Fidelity for use at the Annual Meeting of Shareholders to be held on April 24, 2003, at 9:00 a.m., local time, at Sheraton Keystone Crossing, 8787 Keystone Crossing, Indianapolis, Indiana and any adjournment thereof (the "Annual Meeting").

         Fidelity is a unitary savings and loan holding company based in Evansville, Indiana which owns all of the issued and outstanding stock of United Fidelity Bank ("United"), its savings bank subsidiary. United maintains four locations in Evansville and one location in Warrick County.

Proposals Presented

         At the Annual Meeting, shareholders of Fidelity will be asked to consider and vote upon the following matters:

         (1) Election of Directors. The election of eight directors to the Board of Directors of Fidelity to serve until their successors are duly elected and qualified in accordance with Fidelity's Articles of Incorporation.

         (2) Ratification of Public Accountants. To ratify the selection of BKD LLP, Certified Public Accountants, as independent public accountants of Fidelity for the year ending December 31, 2003.

         If any other matters should properly come before the meeting, the proxies will be voted, with respect to these matters, in accordance with the recommendations of the Board of Directors. Except with respect to procedural matters incident to the conduct of the meeting, management of Fidelity does not know of any additional matters that may properly come before the Annual Meeting.

         The Proxy Statement, the attached Notice and the enclosed proxy card are being first mailed to shareholders of Fidelity on or about March 24, 2003.

Voting Rights

         Only holders of shares of common stock of Fidelity of record at the close of business on February 14, 2003 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were 6,840,883 shares of common stock of Fidelity issued and outstanding. Such shares were held of record by approximately 445 shareholders. There are no other outstanding securities of Fidelity entitled to vote.

         The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purpose of determining the approval of any matters submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The nominees for election as director of Fidelity named in this Proxy Statement will be elected by a plurality of the votes cast. Action on the other items or matters to be presented at the Annual Meeting will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

         Fidelity shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting. Ballots will be available at the Annual Meeting for shareholders desiring to vote in person.

Beneficial Ownership

         The following table sets forth information regarding the beneficial ownership of Fidelity's common stock as of February 14, 2003 by the only shareholders known by Fidelity to beneficially own 5% or more of the issued and outstanding shares of common stock of Fidelity.

--------------------------------------------------------------------------------
          Name and Address of         Amount and Nature of   Percent of Class
            Beneficial Owner        Beneficial Ownership (1)
--------------------------------------------------------------------------------
Bruce A. Cordingley                        7,019,063 (2)             67.02%
Gerald K. Pedigo
Phillip J. Stoffregen
8888 Keystone Crossing, Suite 900
Indianapolis, IN  46240
--------------------------------------------------------------------------------
M. Brian Davis
7731 Newburgh Road                           788,901 (3)             11.30%
Evansville, IN  47715
--------------------------------------------------------------------------------
Wellington Management Company, LLP           413,565                 6.05%
75 State Street
Boston, MA  02109
--------------------------------------------------------------------------------

(1) This information is based on Schedule 13D and 13G Reports filed by the beneficial owner with the Securities and Exchange Commission ("SEC") pursuant to applicable provisions of the Securities Exchange Act of 1934 ("Exchange Act"), as of February 14, 2003, and any other information provided to Fidelity by the beneficial owner. It does not reflect any changes in those shareholdings which may have occurred since that date. Beneficial ownership is direct except as otherwise indicated by footnote.

(2) This amount represents shares beneficially owned by Messrs. Cordingley, Pedigo and Stoffregen and Pedcor Holdings, LLC, and Pedcor Bancorp, which have filed a Schedule 13D with the Securities and Exchange Commission as a "group." Each of these individuals and entities have expressly disclaimed beneficial ownership with respect to shares of common stock covered by the Schedule 13D not owned by him or it of record. These shares consist of (i) 15,580 shares held directly by Mr. Cordingley; 6,835 shares held directly by Mr. Cordingley's wife, Denise Cordingley; 227,957 shares owned directly by Mr. Pedigo; and 10,000 shares owned directly by Mr. Stoffregen; (ii) 8,587 shares which Mr. Cordingley has the right to acquire upon exercise of warrants acquired pursuant to Fidelity's 1994 Rights Offering; 56,516 shares which Mr. Cordingley has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; 9,800 shares which Mr. Pedigo has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; and 11,600 shares which Mr. Stoffregen has the right to acquire pursuant to stock options granted from Fidelity's 1993 Director's Stock Option Plan. This amount also includes (i) 311,658 shares owned by Pedcor Bancorp (of which Mr. Cordingley is the President and Chief Executive Officer and 46.0% owner and Mr. Pedigo is the Chairman and 46% owner);
         (ii) 2,814,958 shares owned by Pedcor Holdings, LLC (of which Mr. Cordingley is the President and 34.31% owner and Mr. Pedigo is the Chairman and 34.31% owner); (iii) 3,134,287 shares which Pedcor Holdings, LLC, has the right to acquire upon exercise of an option granted by Fidelity pursuant to the terms of the Amended and Restated Stock Purchase Agreement effective January 21, 2000 approved by shareholders on May 19, 2000 which allows Pedcor Holdings, LLC to acquire up to approximately $4,388,002 worth of Fidelity's common stock; and (iv) 386,619 shares and 24,666 shares which Pedcor Holdings, LLC and Pedcor Bancorp, respectively, have the right to acquire upon exercise of warrants acquired pursuant to Fidelity's 2002 Rights Offering.

(3) Includes 139,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options.

Proxies

         Each properly executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions thereon. If no instructions are given, the proxy will be voted by the individuals designated as proxies "FOR" the matter set forth as items one and two in the attached "Notice of Annual Meeting of Shareholders," in their discretion with respect to all other matters.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by (i) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting and voting in person; (ii) executing a written instrument to that effect and delivering it to the Secretary of Fidelity prior to the Annual Meeting; or (iii) duly executing and delivering a later dated proxy to the Secretary of Fidelity prior to the Annual Meeting.


Solicitation of Proxies

         In addition to use of the mails, proxies may be solicited personally or by telephone or facsimile by officers, directors and certain employees who will not be specially compensated for such activity. Fidelity will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners. Fidelity will bear all expenses in connection with the solicitation of proxies for the Annual Meeting.

                          ITEM 1. ELECTION OF DIRECTORS
                          -----------------------------

         As of the date of this proxy, the Board of Directors of Fidelity is composed of eight members. Fidelity's Articles of Incorporation provide that all directors shall have a term of office of one year.

         The Nominating Committee of the Board of Directors has nominated Messrs. Baugh, Becker, Cordingley, Cunningham, Neel, Pedigo, Schnakenburg, and Stoffregen, each an incumbent Director, for re-election to a one-year term to expire at the 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         If for any reason any of the above-named nominees becomes unable or are unwilling to serve at the time of the Annual Meeting, the person named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or nominees. It is anticipated that Messrs. Baugh, Becker, Cordingley, Cunningham, Neel, Pedigo, Schnakenburg, and Stoffregen will be available for election.

         The Board of Directors recommends that the shareholders vote FOR the election of Messrs. Baugh, Becker, Cordingley, Cunningham, Neel, Pedigo, Schnakenburg, and Stoffregen.

        INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth information as to each Director continuing in office after the Annual Meeting, and each executive officer of Fidelity as of February 14, 2003. Each Director serves for a term of one year and until his successor is duly elected and qualified. Each individual's service with Fidelity began at the formation of Fidelity in 1993, unless otherwise noted.

WILLIAM R. BAUGH
----------------

Mr. Baugh, 82 years of age, is a Director of Fidelity and has been Chairman Emeritus of the Board of Directors since October 1994. Mr. Baugh served as Chairman of the Board of Directors of Fidelity from its formation in 1993 until October 1994. He served as a Director of United from 1955 until 2000, was Chairman of the Board of United from 1979 until October 1994, and was President of United from 1970 until 1981 and from 1983 until 1986.

PAUL E. BECKER
--------------

Mr. Becker, 44 years of age, is a Director of Fidelity and a member of the Audit Committee. He is President of Gaither Technologies STC of Evansville, which designs, installs and maintains data systems and advanced telephone systems. Mr. Becker joined the Board in 2001.

BRUCE A. CORDINGLEY
-------------------

Mr. Cordingley, 56 years of age, is a Director of Fidelity and served as Chairman of the Board of Directors from October 1994 until April 1998, and served as Chief Executive Officer of Fidelity from June 1995 to March 1996. He continues to serve as a Director of Fidelity and as Chairman of the Company's Executive Committee and in the other positions discussed below.

Except for the period from December 27, 1999 through May 18, 2000, Mr. Cordingley has been a Director of United since 1992. Mr. Cordingley is President of Pedcor Investments, a limited liability company, located in Indianapolis, Indiana, the principal business of which is real estate-oriented investment and development. In 1997 he became President of Pedcor Bancorp, the holding company of International City Bank, N.A., Long Beach, California. He is also a Director of International City Bank, N.A. Mr. Cordingley is an attorney and was a partner in the law firm of Ice, Miller, Donadio and Ryan in Indianapolis, Indiana from 1973 to February 1992.

JACK CUNNINGHAM
---------------

Mr. Cunningham, 72 years of age, is a Director of Fidelity and serves as Chairman of Fidelity and United since April 1998. Mr. Cunningham serves as Secretary of Fidelity and United. He served as President of Fidelity from May 1994 through October 1994 and as President of United from May 1994 through December 1994. Mr. Cunningham again served as President and CEO of United from March 1997 until January 1998. Mr. Cunningham has been a Director of United since 1985 and an officer of United since 1974.

DONALD R. NEEL
--------------

Mr. Neel, 39 years of age, is a Director of Fidelity and also serves as its President and CEO. He previously served as Fidelity's Chief Financial Officer from 1993 to September 2002. Mr. Neel has served as President since October 2001 and CEO since October 2002. Mr. Neel also has served as President and Chief Executive Officer of United since July 2000. Prior to joining United and Fidelity in 1993, Mr. Neel served as Vice-President and Controller of INB Banking Company, Southwest (successor to Peoples Bank) from May 1987 through April 1993.

GERALD K. PEDIGO
----------------

Mr. Pedigo, 65 years of age, is a Director of Fidelity and has served as a member of the Executive Committee since his election to the Board in May 2000. He has been Chairman of Pedcor Investments, a limited liability company, since 1987. In 1997 he became he became Chairman of Pedcor Bancorp, the holding company of International City Bank, Long Beach, California. He is also a Director of International City Bank, N.A.

BARRY A. SCHNAKENBURG
---------------------

Mr. Schnakenburg, 55 years of age, is a Director of Fidelity and has served as a Director of United since 1990. Mr. Schnakenburg has served as the President of U.S. Industries Group, Inc. for the past 11 years. U.S. Industries Group, Inc. is a building contractor located in Evansville, Indiana.

PHILLIP J. STOFFREGEN
---------------------

Mr. Stoffregen, 44 years of age, is a Director of Fidelity and has served as a member of the Executive Committee since his election to the Board in May 2000. Mr. Stoffregen was an associate and then a partner with the law firm Ice Miller in Indianapolis from 1984 to 1992. Since 1992, Mr. Stoffregen has served as Executive Vice President of Pedcor Investments where he is responsible for development and financing matters. He also was a director of Martin Luther King Community Development Corporation from 1991-1997 and from 1998 to present.

Certain Transactions and Other Matters Between Management and Fidelity

         Directors and executive officers of Fidelity and United and their associates are customers of, and have had transactions with, Fidelity and United in the ordinary course of business. Comparable transactions may be expected to take place in the future. Directors of Fidelity may not obtain extensions of credit from Fidelity or United. Loans made to non-director officers were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons. These loans did not involve more than the normal risk of collectibility or present other unfavorable features.

         As discussed in the Form 8-K filed with the SEC on February 20, 2003, on December 27, 2002 Fidelity and United completed the sale to Pedcor Funding Corporation for cash in the amount of approximately $1.7 million of the assets connected to their affordable housing activities which began in the mid-1990's. The assets consisted of the stock of Village Housing Corporation (a wholly-owned subsidiary of United), the stock of Village Affordable Housing Corporation (a wholly-owned subsidiary of Fidelity), an interest rate swap, and notes from affordable housing limited partnerships in which Village Housing Corporation is the general partner. The purchaser, Pedcor Funding Corporation, is a company controlled by Bruce A. Cordingley, Gerald K. Pedigo, and Phillip J. Stoffregen, directors of Fidelity and members of a group which beneficially owns, including stock options and warrants, approximately 67% of Fidelity's issued and outstanding stock. Messrs. Cordingley, Pedigo, and Stoffregen did not participate in either the discussion or the vote by the boards of directors of Fidelity and United regarding the sale. The sale was unanimously approved by all other members of the respective Boards of Directors of Fidelity and United and was completed following receipt of all necessary regulatory approvals and a fairness opinion. Fidelity determined to pursue the sale of these assets in order to further focus on its community banking activities. It also determined that the elimination of the contingent liabilities associated with the ownership of the affordable housing general partnerships interests would improve its overall risk profile. During 2002, upon completion of a bidding process, Pedcor Funding Corporation also purchased from Fidelity for $300,000 a second mortgage note payable by a real estate partnership, which Fidelity had previously charged off. Payments on the outstanding note are required only in the event that the debtor partnership generates positive cash flow after servicing first mortgage debt outstanding and paying expenses. The purchase price of the note was $560,000.

Board Meetings

         Fidelity had four regularly scheduled Board of Directors meetings during the year ended December 31, 2002. During 2002 no incumbent director attended fewer than 75 percent of the aggregate number of board meetings and meetings of committees on which he served.

Board Committees

         The Board of Directors has a Nominating Committee which consists of Bruce A. Cordingley (Chairman), Barry Schnakenburg, and Phillip J. Stoffregen. The Nominating Committee, whose purpose is to nominate directors for election to the Board of Directors, met once during the year ended December 31, 2002. Under Fidelity's by-laws, any shareholder desiring to make a nomination for the election of directors at the annual meeting of the shareholders must submit written notice thereof to the Secretary of Fidelity not less than sixty (60) days prior to the date of such meeting. If less than seventy (70) days notice or prior public disclosure of the date of such meeting is given or made to shareholders, the notice by the shareholder to Fidelity, to be considered timely, must be so received not later than the close of business on the 10th day following the day on which notice by Fidelity of the date of such meeting was mailed to shareholders or such public disclosure was made.

         The Board of Directors also has an Audit Committee consisting of William R. Baugh, Paul E. Becker and Barry A. Schnakenburg (Chairman). The Audit Committee, whose purpose in accordance with its written charter adopted in June 2000, is to review audit reports, loan review reports, and related matters to ensure effective compliance with regulatory and internal policies and procedures, met five times during the year ended December 31, 2002. The members of the Audit Committee also serve as the committee authorized to direct the grant of options to eligible Directors and Key Employees under the 1993 Directors' Stock Option Plan and the 1995 Key Employees' Stock Option Plan.

         The Executive Committee of the Board of Directors serves as the Compensation Committee. The Executive Committee is currently composed of Bruce
A. Cordingley (Chairman), Barry Schnakenburg, and Phillip J. Stoffregen. The Executive Committee met once during the year ended December 31, 2002.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Five-Year Total Shareholder Return

         The following indexed graph indicates Fidelity's total return to its shareholders on its common stock for the past five years, assuming dividend reinvestment, as compared to total return for the NASDAQ Market Index and the Peer Group Index (which is a line-of-business index prepared by an independent third party consisting of savings and loan holding companies or federally chartered savings institutions with the same SIC number as Fidelity and which have been publicly traded for at least six years). The comparison of total return on investment for each of the periods assumes that $100 was invested on January 1, 1998, in each of Fidelity, the NASDAQ Market Index, and the Peer Group Index.

                        [PERFORMANCE CHART APPEARS HERE]


                    Assumes $100 Invested on January 1, 1998
                          Assumes Dividends Reinvested
                          Year Ended December 31, 2002

-------------------------------------------------------------------------
                        1997    1998    1999      2000     2001    2002
-------------------------------------------------------------------------
Fidelity Federal       100.00   33.28   12.33    13.56     24.06   14.79
-------------------------------------------------------------------------
SIC Code Index         100.00   84.96   72.29    112.03   121.92  146.55
-------------------------------------------------------------------------
NASDAQ
Market Index           100.00  141.04  248.76    156.35   124.64   86.94
-------------------------------------------------------------------------


Compensation Committee Report

         Decisions on compensation of Fidelity's executives are made by the Executive Committee of the Board of Directors of Fidelity, which also serves as the Compensation Committee. All decisions of the Executive Committee relating to the compensation of Fidelity's officers are reviewed by the full board. Set forth below is a report submitted by Messrs. Cordingley, Schnakenburg, and Stoffregen, in their capacity as the Board's Executive Committee, addressing Fidelity's compensation policies for the year ended December 31, 2002 as they affected Fidelity's executive officers.

         Compensation Policies Toward Executive Officers.
         -----------------------------------------------

         The Executive Committee's executive compensation policies are designed to provide competitive levels of compensation to the executive officers and to reward officers for satisfactory individual performance and for satisfactory performance of Fidelity as a whole. There are no established goals or standards relating to performance of Fidelity which have been utilized in setting compensation of individual employees.

         Base Salary.
         -----------

         Each executive officer is reviewed individually by the Executive Committee, which includes an analysis of the performance of Fidelity. In addition, the review includes, among other things, an analysis of the individual's performance during the past fiscal year, focusing primarily upon the following aspects of the individual's job or characteristics of the individual exhibited during the most recent fiscal year: quality and quantity of work; supervisory skills; dependability; initiative; attendance; overall skill level; and overall value to Fidelity.

         Other Compensation Plans.
         ------------------------

         At various times in the past Fidelity has adopted certain broad based employee benefit plans in which the senior executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans.

         Benefits.
         --------

         Fidelity provides medical, defined benefit, and defined contribution plans to the senior executives that are generally available to the other Fidelity employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary and bonus for year 2002.

         Mr. Neel's 2002 Compensation.
         ----------------------------

         Regulations of the Securities and Exchange Commission require that the Executive Committee disclose the Committee's basis for compensation reported for any individual who served as the Chief Executive Officer during the last fiscal year. Mr. Neel's salary was determined in the same manner as discussed above for other senior executives. Mr. Neel has served as CEO of Fidelity from October 2002 to present. The Executive Committee of the Board served in a non-compensated capacity as CEO during 2002 prior to the appointment of Mr. Neel as CEO.

Current Members of the Executive Committee:

Bruce A. Cordingley  (Chairman)
Barry A. Schnakenburg
Phillip J. Stoffregen

Compensation Committee Insider Participation

         During the past fiscal year, no executive officer served on the Executive Committee, which serves as the Compensation Committee. No executive officer participated in any discussion or voting with respect to his respective salary as an executive officer and was not present in the room during the discussion by the Executive Committee of his respective compensation.

Summary Compensation Table

         The following table sets forth, for the 12 months ended December 31, 2002, 2001, and 2000, the cash compensation paid by Fidelity or its subsidiaries, as well as certain other compensation paid or awarded during those years, to the Chief Executive Officer of Fidelity at any time during the year ended December 31, 2002 and the executive officers of Fidelity whose salary and bonus exceeded $100,000 during the year ended December 31, 2002.

-------------------------------------------------------------------------------------------------------
                               Annual Compensation                     Long-Term Compensation
-------------------------------------------------------------------------------------------------------
                                                        Other Annual    Securities      All Other
  Name and Principal      Year      Salary     Bonus    Compensation    Underlying   Compensation
        Position                                          (1)(2)       Options/SARs       (3)
-------------------------------------------------------------------------------------------------------
Donald R. Neel,         12/31/02   $180,318      0            0           25,000          $1,804
President, CEO          12/31/01   $168,727      0            0              0            $1,497
and Director            12/31/00   $131,483      0         $1,200         40,000          $1,361
-------------------------------------------------------------------------------------------------------
United Fidelity Bank,   12/31/02   $107,308      0            0           15,000           $ 467
Thomas D. Wuerth,       12/31/01   $ 99,949      0            0              0            $1,347
Senior Vice President,  12/31/00    $82,274      0            0           10,000           $ 808
-------------------------------------------------------------------------------------------------------

(1) While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus and are not required to be disclosed by applicable rules of the SEC.

(2) Consists of Directors' fees paid to Mr. Neel for the fiscal years indicated. After January 2000, Mr. Neel, an employee of Fidelity, no longer receives Directors' fees. Directors fees paid in January 2000 were earned in December 1999 but paid in January 2000.

(3) Consists of contributions by Fidelity under Fidelity's Retirement Savings 401(k) Plan.


1993 Directors' Stock Option Plan

         The 1993 Directors' Stock Option Plan ("Directors' Plan") which provides for the grant of non-qualified stock options to individuals who are directors of Fidelity or any of its subsidiaries to acquire shares of common stock of Fidelity for a price of not less than $2 above the average of the high and low bid quotations as reported by NASDAQ for the common stock of Fidelity for the five trading days immediately preceding the date the option is granted. As of February 14, 2003 there were options for 198,573 shares outstanding.


1995 Key Employees' Stock Option Plan

         The Key Employees' Plan provides for the grant of incentive stock options and non-qualified stock options to acquire shares of common stock of Fidelity for a price of not less than the fair market value of the share on the date which the option is granted. A total of 236,500 shares were reserved for issuance under the Key Employees Plan. The option price per share for each incentive stock option granted to an employee must not be less than the fair market value of the share of common stock on the date the option is granted. The option price per share for an incentive stock option granted to an employee owning 10% or more of the common stock of Fidelity must not be less than 110% of the fair market value of the share on the date that the option is granted. The option price per share for non-qualified stock options will be determined by the Administrative Committee of the Key Employees' Plan, but may not be less than 100% of the fair market value of a share of common stock on the date of the grant of the option.

         The Key Employees' Plan will expire on March 15, 2005, except outstanding options will remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the Key Employees' Plan through March 15, 2015. As of February 14, 2003 there were options for 183,423 shares outstanding.

Options Grants in Last Fiscal Year

The following table provides details regarding stock options granted to Mr. Neel and Mr. Wuerth in 2002. In addition, in accordance with the rules of the Securities and Exchange Commission, there are shown the hypothetical gains or "options spreads" that would exist for respective options. These gains are based on assumed rates of annual compound stock price appreciation of five percent (5%) and ten percent (10%) from the date the options were granted over the full option term. Gains are reported net of the option exercise price, but before any effect of taxes. In assessing these values, it should be kept in mind that no matter what value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of Fidelity's stock at a future date, and that value would depend on the efforts of such executive to foster the future success of Fidelity for the benefit of all shareholders. The amounts reflected in the table may not necessarily be achieved.


----------------------------------------------------------------------------------------------------
                            Percent of
                              total
                 Number of   options                 Market
                  Shares    granted to              Price on              Potential Realizable Value
                Underlying  employees  Exercise or  Date of                at Assumed Rates of Stock
                  Options   in Fiscal  Base Price    Grant    Expiration    Price Appreciation for
     Name         Granted    Year (%)   ($/Share)  ($/Share)     Date             Option Term
----------------------------------------------------------------------------------------------------
                                                                             5% ($)      10% ($)
----------------------------------------------------------------------------------------------------
Donald R. Neel    25,000       56.2       3.17        3.17      5/31/12      49,840      126,304
----------------------------------------------------------------------------------------------------
Thomas D. Wuerth  15,000       33.7       3.17        3.17      5/31/12      29,904       75,782
----------------------------------------------------------------------------------------------------

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values Table

         The following table shows for the named executive officer the shares covered by both exercisable and non-exercisable stock options as of December 31, 2002. Neither Mr. Neel, nor Mr. Wuerth exercised any options during the last year.

---------------------------------------------------------------------------------------------------
                     Number of Unexercised Stock Options  Value of Unexercised In-the-Money Options
                                    12/31/02                             at 12/31/02
---------------------------------------------------------------------------------------------------
          Name           Exercisable        Unexercisable      Exercisable       Unexersiable
---------------------------------------------------------------------------------------------------
Donald R. Neel              7,500                 0              N/A (1)              N/A
---------------------------------------------------------------------------------------------------
                            5,923                 0              N/A (2)              N/A
---------------------------------------------------------------------------------------------------
                           25,000                 0              N/A (3)              N/A
---------------------------------------------------------------------------------------------------
                            9,000               6,000            N/A (4)              N/A
---------------------------------------------------------------------------------------------------
                            5,000               20,000           N/A (5)              N/A
---------------------------------------------------------------------------------------------------

(1) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($10.81 per share).

(2) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($2.88 per share).

(3) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($4.00 per share).

(4) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($1.53 per share).

(5) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($3.17 per share).

-----------------------------------------------------------------------------------------------------
                      Number of Unexercised Stock Options   Value of Unexercised In-the-Money Options
                                   12/31/02                               at 12/31/02
-----------------------------------------------------------------------------------------------------
          Name            Exercisable       Unexercisable       Exercisable       Unexersiable
-----------------------------------------------------------------------------------------------------
Thomas D. Wuerth             4,000              1,000             N/A (1)              N/A
-----------------------------------------------------------------------------------------------------
                             6,000              4,000             N/A (2)              N/A
-----------------------------------------------------------------------------------------------------
                             3,000             12,000             N/A (3)              N/A
-----------------------------------------------------------------------------------------------------

1) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($3.69 per share).

2) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($1.53 per share).

3) The bid price of Fidelity's Common Stock at December 31, 2002 ($1.40 per share) was less than the exercise price ($3.17 per share).

Other Employee Benefit Plans

         Pension Plan
         ------------

         Fidelity currently participates in a defined benefit pension plan sponsored by the Financial Institutions Retirement Fund, a non-profit, tax qualified, tax-exempt pension plan and trust in which Federal Home Loan Banks, savings and loan associations and similar institutions participate ("Pension Plan"). All employees of Fidelity or its subsidiaries who work a minimum of 1,000 hours per year are covered by the Pension Plan and become active participants upon completion of one year of service and attainment of age 21. Participants are not required or allowed to make contributions to the Pension Plan.

         A participant in the Pension Plan is entitled to receive benefits based upon years of service for Fidelity or its subsidiaries and a percentage of the individual's career average annual salary, without deduction for Social Security benefits. For purposes of computing benefits, "salary" includes an employee's regular base salary or wage inclusive of bonuses and overtime but is exclusive of special payments such as fees, deferred compensation, severance payments and contributions by Fidelity to the Pension Plan.

         Participants become fully vested in their benefits after completion of five (5) years of service. Upon attaining age sixty-five (65), participants become one hundred percent (100%) vested in their benefits provided by Fidelity under the Pension Plan, regardless of years of service. Benefits are payable at normal retirement age (age

65). The Pension Plan also contains provisions for the payment of benefits on the early retirement, late retirement or death of a participant.

         The regular benefit under the Pension Plan to be paid on a participant's retirement is a monthly pension for the life of a participant with minimum guaranteed benefit. The Pension Plan provides that married participants will receive the regular retirement benefit in the form of an actuarially equivalent joint and survivor annuity. Optional forms of payments are available to all participants; however, married participants must obtain written spousal consent to the distribution of benefits in a form other than a joint and survivor annuity.

         Contributions of $110,000 were made to the Pension Plan by Fidelity for the plan year ended June 30, 2002.

         The following table shows estimated annual benefits payable at normal retirement to persons in specified remuneration classifications. The benefit amounts presented in the totals are annual pension amounts for the life of the participant, with a minimum guaranteed benefit of ten (10) years, for a participant at normal retirement (age 65) with the years of service set forth below with no deduction for Social Security or other offset amounts. The maximum compensation which may be taken into account for any purpose under the Pension Plan is limited by the Internal Revenue Code to $200,000 for 2002. As of December 31, 2002, Donald R. Neel had nine and one-half years of service and Thomas D. Wuerth had two and one-half years of service under the Pension Plan.

Annual Benefit of Normal Retirement Years of Service

--------------------------------------------------------------------------------------------------------------------
    Career Average       10 years      15 years     20 years     25 years     30 years     35 years     40 years
        Salary
--------------------------------------------------------------------------------------------------------------------
      $ 100,000            5,000        7,500        10,000       12,500       15,000       17,500       20,000
--------------------------------------------------------------------------------------------------------------------
      $ 125,000            6,250        9,375        12,500       15,625       18,750       21,875       25,000
--------------------------------------------------------------------------------------------------------------------
      $ 150,000            7,500        11,250       15,000       18,750       22,500       26,250       30,000
--------------------------------------------------------------------------------------------------------------------
      $ 175,000            8,750        13,125       17,500       21,875       26,250       30,625       35,000
--------------------------------------------------------------------------------------------------------------------
       $200,000           10,000        15,000       20,000       25,000       30,000       35,000       40,000
--------------------------------------------------------------------------------------------------------------------

         Retirement Savings Plan.
         -----------------------

         In 1994 Fidelity adopted a defined contribution plan under Internal Revenue Code Section 401(k) in which substantially all employees may participate. Under this plan, employees may contribute up to 15% of pay, and contributions up to 6% are supplemented by Fidelity contributions. Fidelity contributions are made at the rate of 25 cents for each dollar contributed by the participant. Participants may elect to have all or a portion of their contributions made on a tax-deferred basis pursuant to provisions in the plan meeting the requirements of Section 401(k) of the Internal Revenue Code. Fidelity's expense for the plan was $21,000 for the year ended December 31, 2002.

Compensation of Directors

         The Directors of Fidelity and United were compensated for their services in each capacity in the amount of $200 for each company Board served per month in the amount of $400 or $4,800 per year. The five Directors of United for the twelve months ended December 31, 2002 were also Directors of Fidelity. Executive Committee members receive an additional $100 per month for their services. The maximum compensation received by any Director for his or her service on the Board was $6,000 for the year ended December 31, 2002. Effective January 1, 2000 Directors who are also salaried employees receive no director fees.

Employment Contracts

         Mr. Neel entered into an Employment Agreement with Fidelity in May 2000. The term of the Employment Agreement is 3 years, which may be extended annually for successive 1 year periods. Mr. Neel's Employment Agreement was extended another year to May 2004. Effective May 19, 2000 Mr. Neel earned an annual base salary equal to $140,000, subject to any increases which may be approved by the Board of Directors. In addition, Mr. Neel was granted options to purchase 25,000 shares, at an option price of $4.00 per share. If during the one year period following a prospective change in control, as defined in the Employment Agreement, he is terminated for any reason other than cause, disability, retirement or death, or if he resigns due to a material breach of the Employment Agreement by Fidelity, he is entitled to an amount equal to 2.99 times his average annual base salary and bonus for the previous five (5) years. In addition, Fidelity must maintain for three years following termination all employee welfare plans and programs in which he was entitled to participate prior to termination, and reimburse him for the cost of obtaining such benefits for the first 24 months following termination. If Mr. Neel is terminated for any reason other than cause, disability, retirement or death, or if he resigns due to a material breach of the Employment Agreement by Fidelity, and such termination or resignation does not follow a change in control, he is entitled to an amount equal to his base salary during the remaining term of the Employment Agreement. In addition, Fidelity must maintain for the remainder of the term of the Employment Agreement all employee welfare plans and programs in which he was entitled to participate prior to termination, and reimburse him for the cost of obtaining such benefits. No payments may be made pursuant to the Employment Agreement if the payments would, among other things, be considered by a federal or state regulatory authority having jurisdiction over Fidelity an unsafe or unsound practice. The Employment Agreements also provide a 3-year covenant not to compete and covenants regarding confidentiality.

Equity Compensation Plan Information
The following table provides information on all existing Stock Option Plans of Fidelity as of December 31, 2002.

----------------------------------------------------------------------------------------------------------------
         Plan category         Number of securities to be  Weighted average exercise   Number of securities
                               issued upon exercise of     price of outstanding        remaining available for
                               outstanding options,        options, warrants and       future issuance
                               warrants and rights         rights
                                           (a)                          (b)                      (c)
----------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders:
----------------------------------------------------------------------------------------------------------------
Directors Plan                        198,573                           $6.29                  35,206
----------------------------------------------------------------------------------------------------------------
1995 Key Employee Plan                183,423                            3.50                  53,077
----------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders:              -0-                         N/A                         -0-
----------------------------------------------------------------------------------------------------------------

Total                                 381,996                           $4.95                  87,876
----------------------------------------------------------------------------------------------------------------

Security Ownership of Management

         The following table sets forth certain information as of February 14, 2003, with respect to the common stock of Fidelity beneficially owned by each Director of Fidelity and by all executive officers and directors as a group.

--------------------------------------------------------------------------------------------------
                       Name                         Number of Shares      Percent of Class (1)
                                                    Beneficially Owned
--------------------------------------------------------------------------------------------------
William R. Baugh (2)                                      35,000                   0.51%
--------------------------------------------------------------------------------------------------
Bruce A. Cordingley (3)
Gerald K. Pedigo (3)                                   7,019,063                  67.02%
Phillip J. Stoffregen (3)
--------------------------------------------------------------------------------------------------
Paul E. Becker (4)                                        13,036                   0.19%
--------------------------------------------------------------------------------------------------
Jack Cunningham (5)                                       64,497                   0.94%
--------------------------------------------------------------------------------------------------
Donald R. Neel (6)                                       144,854                   2.09%
--------------------------------------------------------------------------------------------------
Barry A. Schnakenburg (7)                                241,986                   3.52%
--------------------------------------------------------------------------------------------------
All Executive Officers and Directors as a Group
(9 Persons)                                            7,536,493                  70.83%
--------------------------------------------------------------------------------------------------

(1) The information contained in this column is based upon information furnished to Fidelity as of January 31, 2003, by the individuals named above. The nature of beneficial ownership for shares shown in this column represents sole voting and investment power unless otherwise noted. At February 14, 2003, Fidelity had 6,840,883 shares of common stock outstanding.

(2) Includes 28,030 shares beneficially owned by Mr. Baugh. Also includes 6,970 shares which Mr. Baugh has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan.

(3) This amount represents shares beneficially owned by Messrs. Cordingley, Pedigo and Stoffregen and Pedcor Holdings, LLC, and Pedcor Bancorp, which have filed a Schedule 13D with the Securities and Exchange Commission as a "group." Each of these individuals and entities have expressly disclaimed beneficial ownership with respect to shares of common stock covered by the Schedule 13D not owned by him or it of record. These shares consist of (i) 15,580 shares held directly by Mr. Cordingley; 6,835 shares held directly by Mr. Cordingley's wife, Denise Cordingley; 227,957 shares owned directly by Mr. Pedigo; and 10,000 shares owned directly by Mr. Stoffregen; (ii) 8,587 shares which Mr. Cordingley has the right to acquire upon exercise of warrants acquired pursuant to Fidelity's 1994 Rights Offering; 56,516 shares which Mr. Cordingley has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; 9,800 shares which Mr. Pedigo has the right to acquire upon exercise of stock options granted under Fidelity's 1993 Director's Stock Option Plan; and 11,600 shares which Mr. Stoffregen has the right to acquire pursuant to stock options granted from Fidelity's 1993 Director's Stock Option Plan. This amount also includes (i) 311,658 shares owned by Pedcor Bancorp (of which Mr. Cordingley is the President and Chief Executive Officer and 46.0% owner and Mr. Pedigo is the Chairman and 46% owner);
         (ii) 2,814,958 shares owned by Pedcor Holdings, LLC (of which Mr. Cordingley is the President and 34.31% owner and Mr. Pedigo is the Chairman and 34.31% owner); (iii) 3,134,287 shares which Pedcor Holdings, LLC, has the right to acquire upon exercise of an option granted by Fidelity pursuant to the terms of the Amended and Restated Stock Purchase Agreement effective January 21, 2000 approved by shareholders on May 19, 2000 which allows Pedcor Holdings, LLC to acquire up to approximately $4,388,002 worth of Fidelity's common stock; and (iv) 386,619 shares and 24,666 shares which Pedcor Holdings, LLC and Pedcor Bancorp, respectively, have the right to acquire upon exercise of warrants acquired pursuant to Fidelity's 2002 Rights Offering.

(4) Includes 10,000 shares which Mr. Becker has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan.

(5) Includes 9,744 shares held in the name of Mr. Cunningham's wife and 33,675 shares which Mr. Cunningham has the right to acquire pursuant to the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan.

(6) Includes 7,884 shares owned jointly with his spouse, Jamie Neel, and 24,642 shares held in Mrs. Neel's IRA, and 33,905 shares held in Mr. Neel's IRA. Also includes 78,423 shares which Mr. Neel has the right to acquire pursuant to the exercise of the stock options granted under Fidelity's 1995 Key Employees' Stock Option Plan.

(7) Includes 5,775 shares held by the spouse of Mr. Schnakenburg, 24,948 shares held by U.S. Industries Group, Inc., 63,263 shares held by Barry, Inc. and 40,378 shares held by BOAH Associates. The total also includes 30,097 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under Fidelity's 1993 Directors' Stock Option Plan. The total also includes 26,487 shares of Fidelity pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a Power of Attorney.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires Fidelity's directors and executive officers, and persons who own more than 10% of a registered class of Fidelity's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Fidelity common stock and other equity securities of Fidelity. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Fidelity with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Fidelity, to the best knowledge of Fidelity during its most recent fiscal year all officers, directors and greater than 10% beneficial owners of Fidelity timely filed all reports required by Section 16(a) of the Securities Exchange Act.

                       ITEM 2. RATIFICATION OF INDEPENDENT
                       -----------------------------------
                              AUDITORS OF FIDELITY
                              --------------------

         The Board of Directors of Fidelity proposes that the shareholders ratify the selection of the firm of BKD, Certified Public Accountants, as independent public accounts for Fidelity for the year ending December 31, 2003, subject to acceptance of the engagement by BKD. Representatives of BKD are expected to be present at the meeting and available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so. BKD (formerly Olive LLP) has been the independent auditors of Fidelity since 1982. In the event the selection of BKD is not ratified by the shareholders, the Board of Directors will consider selection of other independent public accountants for the year ending December 31, 2003.

                          REPORT OF THE AUDIT COMMITTEE


The Audit Committee has:

1. Reviewed and discussed the audited financial statements with management;

2. Discussed with the independent auditors the matters required to be discussed by SAS 61;

3. Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

4. Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in Fidelity's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

         The Board of Directors has determined that the members of the Audit Committee are "independent", as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee has adopted a written charter, a copy of which is available upon request.

Members of the Audit Committee:

Barry A. Schnakenburg (Audit Committee Chairman)
William R. Baugh
Paul E. Becker


                                   AUDIT FEES

         For the fiscal year ended December 31, 2002, Fidelity's principal accounting firm, BKD, Certified Public Accountants, billed Fidelity $31,600 for professional services rendered for the audit of Fidelity's financial statements for the fiscal year ended December 31, 2002 and for the review of Fidelity's financial statements included in its Forms 10-Q for 2001. BKD, LLP also billed Fidelity during the last fiscal year $68,776 for tax preparation, review of filings filed with the Securities Commission and other non-audit services (collectively referred to as "All Other Fees").

         The Audit Committee has considered whether, and determined that, the provision of the services covered for the fees billed under "All Other Fees" is compatible with maintaining the principal accountant's independence.

                             SHAREHOLDERS PROPOSALS

         Any proposal which a shareholder intends to bring before the next Annual Meeting of Shareholders to be held in 2004 must be received by Fidelity no later than November 25, 2003 for inclusion in next year's proxy statement. Such proposals should be addressed to Jack Cunningham, Chairman of Fidelity, at 18 NW Fourth Street, PO Box 1347, Evansville, Indiana 47706-1347. If notice of any other shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2004 is not received by Fidelity on or before February 8, 2004, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Chairman of Fidelity.

                             ADDITIONAL INFORMATION

         The 2002 Annual Report to Shareholders, containing financial statements for the year ended December 31, 2002, and other information concerning the operations of Fidelity is enclosed herewith, but is not to be regarded as proxy soliciting material.

         Upon written request, Fidelity Federal Bancorp will provide without charge to each shareholder a copy of Fidelity's annual report on Form 10-K which is required to be filed with the Securities and Exchange Commission for the year ended December 31, 2002. All requests should be addressed to:

                      Debbie Merritt, Shareholder Relations
                            Fidelity Federal Bancorp
                               18 NW Fourth Street
                                   PO Box 1347
                         Evansville, Indiana 47706-1347

                                  OTHER MATTERS

         The Annual Meeting is called for the purposes set forth in the Notice. The Board of Directors of Fidelity does not know of any matters for action by shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named in the Proxy to vote pursuant to the Proxy with respect to such matters in accordance with the recommendations of the Board of Directors.

                     [FIDELITY FEDERAL BANCORP LETTERHEAD]

                         Annual Meeting of Shareholders
                                 April 24, 2003

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIDELITY FEDERAL BANCORP

         The undersigned shareholder of Fidelity Federal Bancorp, an Indiana corporation ("Fidelity"), hereby appoints Mark A. Isaac and Thomas D. Wuerth, or either of them, with full power to act alone, the true and lawful attorney-in-fact and proxy of the undersigned, with the full power of substitution and revocation, and hereby authorizes him to represent and to vote all shares of Common Stock of Fidelity held of record on February 14, 2003, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fidelity to be held at the Sheraton Keystone Crossing, 8787 Keystone Crossing, Indianapolis, Indiana on April 24, 2003, at 9:00 a.m., local time, and at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

Please specify choices by clearly marking the appropriate line.

ITEM 1.  Election of Directors
         ---------------------

         William R. Baugh  Paul E. Becker    Bruce A. Cordingley
         Jack Cunningham

         Donald R. Neel    Gerald K. Pedigo  Barry A. Schnakenburg
         Phillip J. Stoffregen

              FOR the nominees listed above (except vote withheld from the ---- following nominees, if any).

         ----------------------------------------------------------------------


              WITHHOLD AUTHORITY to vote for the nominees listed above
         ----

ITEM 2.  Ratification of Accountants
         ---------------------------

         Ratify the selection of BKD LLP, as independent public accountants for Fidelity for the year ending December 31, 2003.

                       FOR                 AGAINST               ABSTAIN
                  ----                ----                  ----

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTERS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. If signing as a representative, please include capacity.

---------------------------------         ---------------------------------
Signature of Shareholder                  Signature of Shareholder
                                          (if jointly held)

Dated:_______________________, 2003       Dated:_______________________, 2003

Tax Identification Number:___________     Tax Identification Number:___________